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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  October 24, 1995
                                        ----------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



         1-6157                                 36-1208070
         ------                                 ----------
  (Commission File Number)           (IRS Employer Identification Number)


          500 West Monroe Street, Chicago, Illinois       60661
          -----------------------------------------       -----
           (Address of principal executive offices)     (Zip Code)


                                 (312) 441-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                       1
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ITEM 5.    OTHER EVENTS
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On October 24, 1995, Heller Financial, Inc. (the "Registrant") issued a press release announcing its earnings for the quarter ending September 30, 1995. A copy of the press release is attached.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
-------  ---------------------------------

(c)  Exhibits

99 Heller Financial, Inc. - Report of Net Income for the quarter ending September 30, 1995, dated October 24, 1995



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 24, 1995
       ----------------



                              HELLER FINANCIAL, INC.



                              By: /s/  Richard J. Almeida
                                  ------------------------------
                                      Richard J. Almeida
                              Title:  Executive Vice President and
                                      Chief Financial Officer

                                       2
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                                 EXHIBIT INDEX



Exhibit                                                      Sequentially
Number                                                       Numbered Pages
------                                                       --------------

99        Heller Financial, Inc. - Report of Net Income      4 - 8
          for the quarter ending September 30, 1995, dated
          October 24, 1995